UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________

SCHEDULE 14A
________________________________

Proxy Statement Pursuant To Section 14(A) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec.240.14a-12

MOMENTUS INC.
(Name of Registrant As Specified In Its Charter)

___________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25 (b) per Exchange Act Rules 14a-6 (i) (1) and 0-11

**** IMPORTANT REMINDER ****

Dear Momentus Inc. Stockholder:

By now, you should have received your proxy materials for the 2023 Annual Meeting of Stockholders of Momentus Inc., which is scheduled to be held virtually, via live webcast, at 9:00 a.m. Pacific Time on May 30, 2023.  You are receiving this reminder letter because your votes were not yet received at the time that this letter was mailed.  We ask that all stockholders vote their shares as soon as possible.  If you have already voted, we would like to thank you for your vote.

Your vote is extremely important.  PLEASE CAST YOUR VOTE TODAY.  The fastest and easiest way to vote is by telephone or over the Internet.  Instructions on how to vote your shares by telephone or over the Internet are enclosed with this reminder letter.

WE URGE YOU TO EXERCISE YOUR RIGHT TO VOTE TODAY.

Our Board recommends that you vote “FOR” ALL proposals.  Even if you plan on attending the virtual meeting, we urge you to vote your shares now, so they can be tabulated prior to the meeting.

* * * * PLEASE VOTE TODAY * * * *

If you have questions or need help voting your shares, please call our proxy solicitation firm, Morrow Sodali LLC, at 1-800-662-5200.

Thank you for your investment in Momentus Inc. and for taking the time to vote your shares.

Sincerely,

John Rood Chief Executive Officer

SCAN TO
VIEW MATERIALS & VOTE

MOMENTUS INC.
3901 N. FIRST STREET
SAN JOSE, CA 95134

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 29, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MNTS2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 29, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V10724-P90813 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

MOMENTUS INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect to the Board of Directors the two nominees set forth in the accompanying proxy materials for a three- year term, or until their successors are duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Chris Hadfield
02) John C. Rood

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To ratify the appointment of Armanino LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.	☐	☐	☐

NOTE: Such other business may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.

V10725-P90813

MOMENTUS INC.
Annual Meeting of Shareholders
May 30, 2023 9:00 AM, PDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint John Rood and Paul Ney, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock of MOMENTUS INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM, PDT on May 30, 2023, at the virtual annual meeting to be held at www.virtualshareholdermeeting.com/MNTS2023, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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